UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200 Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 9, 2011, Hecla Mining Company (the “Company”) issued a news release announcing the Company’s First Quarter 2011 and three months ended March 31, 2011 financial results.  The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Shareholders held on May 3, 2011, our shareholders were asked to consider and vote upon the following four proposals: (1)  elect two directors to our Board of Directors to hold office until the 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2)  approve an advisory resolution on the Company’s executive compensation; (3)  advise the Company on the frequency of shareholder advisory votes on the Company’s executive compensation; and (4) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

On the record date of March 7, 2011, there were 279,181,448 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, if represented.  The count of shares present at the meeting, in person or proxy, was 218,425,093, or 78.23% of the outstanding voting shares of the Company.   For each proposal, the results of shareholder voting were as follows:

Proposal 1.   Election of Two Director Nominees. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2014 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Phillips S. Baker, Jr.	136,178,412	2,847,485	538,241	78,860,955
Dr. Anthony P. Taylor	135,475,398	3,492,768	595,972	78,860,955

Proposal 2.   Advisory Vote on Executive Compensation. The shareholders of the Company approved the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
123,053,368	10,041,940	6,468,830	78,860,955

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Proposal 3.   Advisory Vote on Frequency of Votes on Executive Compensation. The following is a breakdown of the voting results on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
99,319,547	10,877,727	12,592,253	8,991,201	86,644,365

Proposal 4.   Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
213,240,805	3,170,794	2,013,494

There were no broker non-votes with respect to Proposal 4.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1 News Release dated May 9, 2011. *
____________________
* Filed herewith.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

Dated:  May 9, 2011

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